AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE N/A	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO. Modification 0012	3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURCHASE REQ. NO. N/A	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE	N/A	7. ADMINISTERED BY (If other than Item 6) CODE	N/A
HHS/OS/ASPR/AMCG 330 Independence Avenue, SW. Room G640 Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 35 E 62nd Street New York, NY 10065		(X)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100001C
10B. DATED (SEE ITEM 13) 05/13/2011
CODE N/A	FACILITY CODE N/A
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2016 1992016.25103 -- Obligation amount: $4,813,378.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

()	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52 243-2 – Changes – Cost Reimbursement and FAR 1 605-1 – Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [] is not, [ X] is required to sign this document and return   1   copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE:    This modification is to add additional funding under CLIN 0007 and update designated COR and Alternate COR.

FUNDS ALLOTED PRIOR TO MOD #12    $465,501,091.00
FUNDS ALLOTTED WITH MOD #12    $ 4,813,378.00
TOTAL FUNDS ALLOTED TO DATE    $470,314,469.00 (Changed)
EXPIRATION DATE    September 24, 2020 (Unchanged)
CONTRACT FUNDED THROUGH    September 24, 2020 (Unchanged)

Total contract value is changed from Not To Exceed $588,234,077.21 to Not To Exceed $593,047,455.21

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby CSO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Linda D. Luczak, Contracting Officer
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 22 Apr 2016	16B. UNITED STATES OF AMERICA /s/ Linda D. Luczak (Signature of Contracting Officer)	16C. DATE SIGNED 4/22/16

NSN 7540-01-152-8070    OMB No 0990—0115    STANDARD FORM 30 (REV. 10-83)

Contract No. HHSO100201100001C Modification No.0012	Continuation Sheet Block 14	Page 2 of 2

1)	The following revision is made to CLIN 0007 under this modification:
CLIN 0007 is revised from CPFF $42,031,228.44 (Est Cost: $39,652,102.19 & Fee $2,379,126.25) to CPFF $46,844.606.44 (Est. Cost: $44,193,024.83 & Fee $2,651,581.61), a total increase of $4,813,378 (Est. Cost: $4,540,922.64 & Fee $272,455.36). The amount of this increase to CLIN 0007 ($4,813,378) is being obligated under this modification.
The bid schedule table (under Section B) for CLIN 0007 is revised to read as follows:

CLIN#	Cost Type	Supply or Service	Estimated Cost	Fee	Total CPFF
7	CPFF	Supportive Studies (Clinical/Non-Clinical) to include, but not limited to stability, non-clinical, and clinical studies as described in Sections C.2,and C.4)	$44,193,024.83	$2,651,581.61	$46,844,606.44

2)	Update SECTION G, Article G.2. as follows and replace the designated COR and Alternate COR:
ARTICLE G.2. CONTRACTING OFFICER'S REPRESENTATIVE (COR)
The following Contracting Officer's Representative (COR) will represent the Government for the purpose of this contract:

Andrew [Drew] Albright	– Primary COR
Chia-Wei Tsai, PhD	– Alternate COR

As delegated by the Contracting Officer, the COR is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) assisting the contracting Officer in interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required ; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.
All other terms and conditions of contract HHS0100201100001C remain unchanged.
END OF MODIFICATION 0012 TO HHS0100201100001C